Merger Transaction Overview Cottonwood Communities, Inc. (“CWREIT”) has announced a strategic merger with RealSource Properties, Inc. (“RSP”), a private owner of real estate with a $500 million multifamily real estate portfolio comprised of 11 properties across the U.S. CWREIT believes this transaction will strengthen its multifamily portfolio with enhanced scale & diversification while creating meaningful value-add opportunities. June 2025 Exhibit 99.2

Important Disclosures ADDITIONAL INFORMATION ABOUT THE MERGER In connection with the proposed merger, CWREIT and its operating partnership, Cottonwood Residential O.P., LP (“CROP”), will prepare and distribute a private placement memorandum (“PPM”) that will include a consent solicitation of RSP and RealSource Properties OP, LP (“RSOP”), the RSP operating partnership. The PPM/consent solicitation will be provided to RSP stockholders and RSOP limited partners and will contain important information about the proposed merger and related matters. This communication is not a substitute for the PPM/consent solicitation or any other documents that will be made available to the RSP stockholders and RSOP limited partners. SECURITYHOLDERS OF RSP AND RSOP ARE URGED TO READ THE PPM/CONSENT SOLICITATION (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS MADE AVAILABLE BY CWREIT OR RSP CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CWREIT, CROP, RSP, RSOP, AND THE PROPOSED MERGER. NO OFFER OR SOLICITATION This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities. FORWARD-LOOKING STATEMENTS This presentation has been prepared by CWREIT and it contains statements regarding the proposed merger transaction and the timing of such transaction, plans to reduce the management fee payable to Cottonwood Communities’ advisor, expected investment in Cottonwood Communities by its executive officers, and a reduction in the annualized distribution rate declared by the Cottonwood Communities’ board of directors, which, among other statements, constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements, which are based on management’s current expectations and beliefs describe future plans, strategies and expectations of CWREIT and are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. These statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; no assurance can be given that these expectations will be attained. Factors that could cause actual results to differ materially from these expectations include, but are not limited to: (i) the risk that the merger will not be consummated within the expected time period or at all, (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (iii) the inability to obtain the approval of the RSP and RSOP securityholders or the failure to satisfy the other conditions to closing of the merger, (iv) risks related to disruption of management’s attention from the ongoing business operations due to the merger, (v) unanticipated difficulties or expenditures relating to the merger, (vi) adjustments to the merger consideration prior to or after the closing of the merger as described in the merger agreement, (vii) availability of suitable investment opportunities, (viii) changes affecting the real estate industry and changes in financial markets and interest rates, (ix) changes in market demand for rental apartment homes and pricing pressures that could limit the ability to lease units or increase rents or that could lead to declines in occupancy and rent levels, (x) the availability and terms of financing, (xi) general economic conditions, (xii) legislative and regulatory changes that could adversely affect the business of CWREIT and RSP, and (xiii) other risks and factors, including those set forth in the “Risk Factors” section of CWREIT’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC, copies of which are available on the SEC’s website, www.sec.gov. CWREIT undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this communication, except as required by law.

Merger Overview and Estimated Timeline RSP and its operating partnership (“RSOP”) expect to merge with and into CWREIT and its operating partnership (“CROP”) in a stock-for-stock and unit-for-unit transaction. The combined company will be a $2.8 billion (gross asset value) multifamily REIT comprised of 48 assets across 13 states. CWREIT believes this transaction will lead to long-term value creation for all equity holders of the combined company. Securityholders of RSP and RSOP will receive 0.8893 shares or units, as applicable and subject to adjustment, of Class I common stock of CWREIT or common limited partnership units in CROP in exchange for their RSP and RSOP securities, as applicable. Additional Announcements: In connection with the closing of the merger, CWREIT’s advisor intends to reduce its asset management fee from 1.5% of net asset value (“NAV”) to 1.25% of NAV. Additionally, the executive officers of CWREIT intend to make an aggregate investment of $3 million in CWREIT divided equally between the Class I common stock and Series A convertible preferred stock of CWREIT. Lastly, the board of directors of CWREIT intends to implement a phased adjustment to CWREIT’s annualized distribution rate on all classes of its common stock from $0.73 per share to $0.68 per share over the course of the next several months to align with the anticipated closing of the merger, beginning with the July 31st record date for distributions. June 25, 2025 June 26, 2025 Est. August to September 2025 Est. end of Q3 to early Q4 2025 Merger Agreement Signed SEC 8-K Filing RSP and RSOP Investor Approval Process Closing of Merger

Greater Scale & Diversification $2.8B gross asset value multifamily REIT with assets in 13 states 21.7% growth in total asset value and 28.2% growth in net asset value 18% pro forma exposure to new markets such as Ohio and Colorado Expansion of third-party management by 1,353 units and ~$1M in additional fee income Inherent Synergies Leverages CWREIT’s existing overhead base to drive expected net operating income (“NOI”) margin enhancement Eliminates duplicative third-party costs in IT, audit, tax, legal, marketing, etc. Value-Add & Operational Enhancement Creates a new set of opportunities for revenue-enhancing and expense-reducing capital expenditures Allows for implementation of CWREIT’s innovative property management practices such as self-guided tours, onsite coworking, expanded hours, dynamic pricing and concierge services Cash Flow Accretion & Financial Strength Pro forma underwriting estimates Funds from Operations (“FFO”) accretion day one Reduces overall leverage from 67.9% to 66.2% inclusive of preferred equity Key Considerations/Potential Securityholder Benefits (data provided as of April 30, 2025) Target Company Investor Benefits Improves overall portfolio quality and diversification with a portfolio of newer properties in high quality growth markets Introduces access to development, preferred equity and other real-estate related investment opportunities Allows for continued tax-deferral Provides access to additional sources of capital for investment in current portfolio, opportunities for future growth and liquidity options

Greater Scale & Geographic Diversification (data provided as of April 30, 2025, unless otherwise noted) 18 Real Estate Markets1 (5 New) Cottonwood Communities, Inc. RealSource Properties, Inc. $2.8 Billion Multifamily REIT | 48 Assets3 | 11,037 Units3 3 Investment Types2 , 3 Operating Property 84.7% Real Estate-Related Investments 9.0% Development 6.3% 1) Based on net operating income (“NOI”) for the combined company for the trailing 12-month period ended April 30, 2025 and weighted by the combined company’s percentage ownership in each asset, applicable only for operating properties (excludes real estate-related investments and development). 2) Based on combined NAV and equity invested. Excludes the value of property management and other ancillary services. 3) Excludes Parc Westborough (MA) and Sugarmont (UT), both of which were sold by CWREIT after April 30, 2025. Includes Bowline (FL) real estate-related investment though the investment was not secured until May 21, 2025. Atlanta 13.4% Dallas 9.8% Salt Lake City 9.2% Nashville 7.3% Greensboro/Winston-Salem 6.6% Raleigh-Durham 6.6% Charlotte 6.6% Tampa 6.4% Houston 6.2% Cincinnati 4.3% Colorado Springs 4.0% Albuquerque 3.6% Orlando 3.0% Sacramento 3.0% Portland 2.8% Lexington 2.6% South Florida 2.5% Columbus 2.0%

The Combined Portfolio Post-Merger (information as of April 30, 2025, unless otherwise noted) Total Gross Asset Value1 Combined Portfolio Pro forma4 $2.3B $500M $2.8B Asset/Investment Count2 37 11 48 Unit Count2,3 7,461 3,576 11,037 Average Age2,3 2004 1993 2000 Number of States2,3 11 6 13 Average Rent2,3 $1,685 $1,255 $1,546 Average Occupancy2,3 94.2% 92.0% 93.5% Total Net Asset Value1 $726M $212M $931M Secured Debt / Enterprise Value1 67.9% 57.6% 66.2% Total Debt + Preferred Equity / Enterprise Value1 52.7% 57.6% 53.7% 1) Enterprise value assumes the merger occurs at the negotiated exchange ratio and no adjustments are made to the negotiated exchange ratio. Secured debt excludes CWREIT unsecured notes and CWREIT preferred equity, which are characterized as liabilities on the CWREIT balance sheet. Total Debt plus Preferred Equity includes all leverage characterized as such on the CWREIT balance sheet. 2) As of May 31, 2025. 3) Figure excludes CWREIT’s structured investments and developments. 4) Pro forma above assumes that CWREIT and RSP will proceed with the merger and includes the effect of estimated transaction and other costs associated with the merger. There is no guarantee that the merger will occur. Thus, this material is being provided for illustrative purposes only.

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